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EXHIBIT 10.13

                       FIRST AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------

THIS FIRST AMENDMENT TO LEASE AGREEMENT ("First Amendment") is entered into as of this ____ day of August, 2001 by and between LWB LIDO FINANCIAL, LLC, a Delaware limited liability company ("Lessor" and TANGIBLE ASSET GALLERIES, INC., a Nevada corporation ("Lessee").

                                    RECITALS
                                    --------

A. Lessee and Lessor's predecessor-in-interest LJR LIDO PARTNERS, LLC, a Delaware limited partnership ("Predecessor Lessor") entered into that certain lease agreement ("Lease Agreement") dated September 20, 1999 whereby Lessee leased from the Predecessor Lessor certain Premises more particularly described in the Lease Agreement.

B. The Term of the Lease Agreement is scheduled to expire on September 30, 2001. Lessor has purchased the property of which the Premises are a part from the Predecessor Lessor and is now the Lessor under the Lease Agreement.

C. Lessor and Lessee wish to extend the lease termination date to September 30, 2004 and make other adjustments in the Lease Agreement as more particularly described hereinbelow.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. Section 1.3 of the Lease Agreement is hereby amended by deleting such item in its entirety and inserting in its place, the following:

                  "1.3 Term: Five (5) Years and No Months. ("Original Term") Commencing October 1, 1999 ("Commencement Date") and ending September 30, 2004 ("Expiration Date") (See also paragraph
                  3)."

         2. Section 1.5 of the Lease Agreement is hereby amended by adding thereto the following:

                  "The Base Rent for the period October 1, 2001 to September 30, 2004 shall be as follows:

                    Dates                 Annual Base Rent     Monthly Base Rent

                    October 1,2001-
                    September 30, 2002       $138,600.00          $11,550.00

                    October 1, 2002-
                    September 30, 2003       $142,758.00          $11,896.50

                    October 1, 2003-
                    September 30, 2004       $147,040.80          $12,253.40

         3. Section 1.11 is hereby amended by deleting the name "Silvano Digenova" and inserting in its place the word "none".

         4. Section 1.12 is hereby amended by deleting the number "50" and inserting in its place the number "51".

         6. There is hereby added to the Lease Agreement Section 51 as follows:

                  "Lessor shall have the right by giving Lessee Twelve (12) calendar months written notice in the manner set forth in
                  Section 23 of the Lease to terminate the Term of the Lease which termination shall be effective on

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                  the last calendar day of the last calendar month twelve (12)
                  months from the date the notice of termination was delivered to Lessee."

         7. Lessor hereby agrees to pay to Voit Commercial Brokerage the following commission: three percent (3%) of the Base Rent for the Term commencing October 1, 2001 and ending September 30, 2004 which amount shall be payable on October 1, 2001.

         8. The Lease Agreement shall remain in full force and effect as amended herein. Any term not defined herein shall have the definition ascribed to such term as set forth in the Lease Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                                       "LESSOR"

                                       LWB LIDO FINANCIAL, LLC,
                                       a Delaware limited liability company

                                       By: LWB Lido Partners, LLC,
                                           a Delaware limited liability company,
                                           Its Sole Member

                                           By: WB Lido, LLC,
                                           a Delaware limited liability company
                                           Its Managing Member

                                           By: /s/ Donald A. Wattson, Jr.
                                               ---------------------------------
                                               Donald A. Wattson, Jr., Manager

                                       "LESSEE"

                                       TANGIBLE ASSET GALLERIES, INC.,
                                       a Nevada corporation

                                       By: /s/ Silvano DiGenova
                                           -------------------------------------
                                           Silvano DiGenova, Chief Executive
                                             Officer

                                       By: /s/ Michael Haynes
                                           -------------------------------------
                                           Michael Haynes, President and
                                             Chief Operating Officer

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